UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 31, 2004

U.S. PLASTIC LUMBER CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-23855	87-0404343
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2300 W. Glades Road, Suite 440 W.
Boca Raton, Florida 33431

(Address of principal executive offices)

(561) 394-3511

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address,
if changed since last report)

     References to “USPL,” the “Company,” “we,” “us” and “our” in this current report refer to U.S. Plastic Lumber Corp. and its subsidiaries and predecessors unless the context of the description indicates otherwise.

FORWARD LOOKING STATEMENTS

     Certain statements and information included in this current report constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this current report, the words or phrases “will”, “will likely result”, “are expected to”, “will continue”, “is anticipated”, “estimated”, “projected”, “intends to” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks, known and unknown, and uncertainties, including but not limited to the Company’s deteriorating financial condition, failure to comply with principal obligations and covenants in debt and other agreements, the ability to obtain adequate financing on commercially acceptable terms, economic conditions, changes in law or regulations, failure to comply with Over the Counter Bulletin Board’s requirements for continued listing of our common stock, demand for our products and services, newly developing technologies, conflicts of interest in related party transactions, regulatory matters, including the Company’s inability to comply with its periodic reporting requirements, protection of technology, lack of industry standards, the effects of competition with entities with greater financial resources than those possessed by us, and stockholder dilution. Such factors could materially adversely affect our financial performance and could cause our actual results for future periods to differ materially from any opinions or statements expressed within this current report. Additional discussion of such factors that could cause actual results to differ materially from management’s projections, forecasts, estimates and expectations is contained in our filings with the Securities and Exchange Commission.

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

The Company is not in compliance with the Master Credit Facility with General Electric Capital Corporation, and the other lenders that participated therein (the “GE Lending Group”). The Company has received a notice of default from the GE Lending Group. The outstanding principal balance, exclusive of interest, owed to the GE Lending Group as of March 31, 2004 is approximately $8,925,000. The Company has not made principal and interest payments since December 2003. If the Company is unable to negotiate a waiver or forbearance with the GE Lending Group, it could have a material adverse effect on the ability of the Company to continue its operations as the Company does not have the resources to repay the outstanding amounts due under the GE Master Credit Facility. Defaults under the GE Master Credit Facility may trigger additional defaults under other credit agreements.

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial statements of businesses acquired.

     Not applicable.

     (b) Pro forma financial information.

     Not applicable.

     (c) Exhibits.

     The following exhibits are filed herewith:

S-K Item
Number	Description
None

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. PLASTIC LUMBER CORP. (Registrant)
Date: March 31, 2004	By:	/s/ Michael D. Schmidt
Michael D. Schmidt, Chief Financial Officer

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